                                                               Exhibit 99-B.15.2

                               POWER OF ATTORNEY


I, David E. Bushong, Acting Chief Financial Officer of Aetna Life Insurance and Annuity Company, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Life Insurance and Annuity Company under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:


2-52448                         33-75966                         33-75998

2-52449                         33-75968                         33-76000

33-2339                         33-75970                         33-76002

33-34370                        33-75972                         33-76004

33-34583                        33-75974                         33-76018

33-42555                        33-75976                         33-76024

33-60477                        33-75978                         33-76026

33-61897                        33-75980                         33-79118

33-62473                        33-75982                         33-79122

33-75248                        33-75984                         33-81216

33-75954                        33-75986                         33-87642

33-75956                        33-75988                         33-87932

33-75958                        33-75990                         33-88720

33-75960                        33-75992                         33-88722

33-75962                        33-75994                         33-88724

33-75964                        33-75996                         33-91846



Registration Statements filed under the Investment Company Act of 1940:

811-2512
811-2513
811-4536
811-5906
hereby ratifying and confirming on this 13th day of September, 1995 my signature as it may be signed by my said attorneys to any such registration statements, applications and any and all amendments thereto:


/s/ David E. Bushong
----------------------------------------------
David E. Bushong
Acting Chief Financial Officer
(Principal Accounting and Financial Officer)